UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2024

BIOTRICITY INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40761	30-0983531
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

203 Redwood Shores Parkway, Suite 600

Redwood City, California 94065

(Address of Principal Executive Offices)

(650) 832-1626

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, Par Value $0.001	BTCY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 1, 2024, Biotricity Inc. (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) stating that it is not in compliance with the Nasdaq Listing Rule 5620(a) (the “Rule”) requiring that the Company hold an annual meeting of stockholders within 12 months of the end of its fiscal year. The notification received has no immediate effect on the Company’s continued listing on the Nasdaq Capital Market, subject to its compliance with the other continued listing requirements.

In the letter dated May 1, 2024, Nasdaq notified the Company that this serves as an additional basis for delisting of the Company’s securities from Nasdaq and that the letter was formal notification that Nasdaq’s Hearings Panel (the “Panel”) will consider the matter in their decision regarding the Company’s continued listing on Nasdaq following the Company’s recent hearing before the Panel on April 9, 2024. The Company was instructed to present its views with respect to this additional deficiency to the Panel in writing no later than May 8, 2024.

The Company intends to hold a stockholder meeting as soon as practicable and will provide public notice of such meeting.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 8.01 relating to the Private Placement (defined below) is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Investor (defined below) in the Purchase Agreement, the offering and sale of the securities will be made in reliance on the exemption afforded by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The securities will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements. The sale of the securities will not involve a public offering and will be made without general solicitation or general advertising. The Investor represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy the securities of the Company.

Item 8.01 Other Events.

As previously reported, on March 25, 2024, the Company consummated the first closing (the “First Closing”) pursuant to a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”) for the issuance and sale, in a private placement offering (the “Private Placement”), of 110 shares of the Company’s Series B Convertible Preferred Stock, $0.001 par value (the “Series B Preferred Stock”), at a purchase price of $9,090.91 per share of Series B Convertible Preferred Stock, for gross proceeds of $1,000,000, with an option, at any time prior to the 30th calendar day following the First Closing, for the Company to require the Investor to consummate a second closing (the “Second Closing”) to purchase up to an additional 110 shares of the Company’s Series B Preferred Stock at a purchase price of $9,090.91 per share for gross proceeds of up to $1,000,000. On April 30, 2024, the Company consummated a second closing pursuant to the Purchase Agreement (the “Second Closing”) for the issuance and sale of 39 shares of Series B Preferred Stock for gross proceeds of $354,545.

Pursuant to the Purchase Agreement, the Company also agreed to seek the approval of the Company’s stockholders that may be required upon conversion of the Series B Preferred Stock (the “Stockholder Approval”), if required by the applicable rules and regulations of Nasdaq Capital Market. The Company agreed to hold an annual or special meeting of stockholders for the purpose of obtaining Stockholder Approval as soon as practicable, but in no event later than 75 days following the date on which two conversions of Series B Preferred Stock by the Investor would require approval of the Company’s stockholder, and to hold a meeting every three (3) months thereafter for the purpose of obtaining Stockholder Approval if the proposal is not approved at the first meeting until Stockholder Approval is obtained.

As previously reported, the Company also entered into a Registration Rights Agreement, dated March 25, 2024, with the Investor (the “Registration Rights Agreement”), pursuant to which the Company agreed, among other things, to: (i) within forty-five (45) days after the date of the Purchase Agreement, with respect to the shares issuable upon conversion of the Series B Preferred Stock (the “Conversion Shares”) that may, from time to time, be issued or become issuable to the Investor with respect to the shares Series B Preferred Stock under the Purchase Agreement on the First Closing, and (ii) within ten (10) days after the Second Closing Date with respect to the Conversion Shares that may, from time to time, be issued or become issuable to the Investor with respect to the shares of Series B Preferred Stock under the Purchase Agreement on the Second Closing, file with the SEC an initial registration statement (the “Registration Statement”) covering the maximum number of Registrable Securities (as such term is defined in the Registration Rights Agreement), to have the Registration Statement declared effective within 30 calendar days of filing of the Registration Statement (or 90 calendar days if the Registration Statement is subject to a full review). In the event of the failure to comply with deadlines to file the Registration Statement or to have such Registration Statement declared effective, the Company is obligated in each event to issue to the Investor 100,000 shares of common stock.

The foregoing summaries of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and the Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are each incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on March 26, 2024)
10.2	Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 3, 2024

BIOTRICITY INC.

By:	/s/ Waqaas Al-Siddiq
Waqaas Al-Siddiq
Chief Executive Officer